SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 26, 1999
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                        (Date of earliest event reported)




                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)




Delaware                            0-14815                           25-2413363
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(State of other jurisdiction  (Commission File Number)            (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania                19422-0764
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(Address of principal executive offices)                            (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)




                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                        Exhibit Index appears on page 4.

Item 5.           Other Events


On August 26, 1999, Progress Financial Corporation issued a press release announcing a warrant position in Internet Capital Group, Inc. (ICG), US Interactive, Inc. and Ravisent Technologies, Inc. For additional information, reference is made to the Press Release, dated August 26, 1999, which is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   August 31, 1999                    By:  /s/ Michael B. High
                                                 -------------------------------
                                                 Michael B. High
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX




   Exhibit Number                                           Description
   --------------                                           -----------
    99(a) Press Release on Holdings of Warrants issued on August 26, 1999

                                  Exhibit 99(a)

                   Press Release on issued on August 26, 1999

                                                                 Exhibit 99(a)


NEWS RELEASE

Contact: Michael B. High - (610) 941-4804
                  Chief Financial Officer
                  Progress Financial Corporation
                  4 Sentry Parkway - Suite 200
                  Blue Bell, PA   19422

Progress Financial Corporation Reports Holdings of Warrants

For immediate release:

         Blue Bell, PA, August 25, 1999 - Progress Financial Corporation (the "Company") reported today that two companies in which it holds warrants to purchase shares of common stock have completed initial public offerings. The warrants were obtained through the Company's Specialized Lending Division which provides customized financial services to leading edge companies in technology, health care and insurance.
         Internet Capital Group, Inc., (ICG) a business-to-business e-commerce company went public at an initial offering price of $12.00 per share of common stock on August 4, 1999. The trading of this stock, like many business-to-business e-commerce companies, is very volatile. The closing price of a share of Internet Capital Group, Inc. common stock has ranged between $24.44 and $54.0625 since its initial public offering.
      The Company provided a line of credit and received warrants to purchase 12,750 shares of common stock of ICG, with an exercise price of $10.00, and an expiration of seven years, from date of issuance. The Company also owns 20,833 shares of common stock and warrants of ICG to purchase 4,167 shares of common stock at an exercise price of $12.00 which it acquired through an investment in a convertible note of ICG made by its venture capital subsidiary. The Company's carrying cost of this investment is $250,000. The Company is prohibited from selling or otherwise disposing of the warrants or any shares of common stock received from the exercise of such warrants or convertible note for a period of 180 days from August 4, 1999. At August 24, 1999, the closing sales price of a share of common stock of ICG on the Nasdaq Stock market was $54.0625.
      US Interactive, Inc., an internet professional services firm, went public at an initial offering price of $10.00 per share of common stock on August 9, 1999. The trading of this stock, like many internet companies, is very volatile. The closing price of a share of US Interactive, Inc. common stock has ranged between $10.00 and $14.50 since its initial public offering.
      The Company provided a line of credit and term loan and received warrants to purchase 52,500 shares of common stock of US Interactive, Inc. with an exercise price of $3.50 and an expiration of ten years from the date of issuance. The Company is prohibited from selling or otherwise disposing of the warrants or any shares of common stock received from the exercise of such warrants for a period of 180 days from August 9, 1999. At August 24, 1999, the closing sales price of a share of common stock of US Interactive, Inc. on the Nasdaq Stock market was $13.75.
         The Company has deferred recognition of the fair value of the warrants pending the expiration of the above described limitations which preclude their ready conversion to cash. At the expiration of this limitation, the warrants will be recorded at fair market value as an adjustment to current earnings in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities."
         "The Company continues to realize client warrant income from loans originated by the Specialized Lending Division and this portfolio has grown significantly in the last two years. Out commitment to early stage, venture backed companies continues to be one of our unique niches that make our Company different and relevant compared to our industry," said W. Kirk Wycoff, Chairman and Chief Executive Officer of Progress Financial Corporation. The current Specialized Lending portfolio contains warrant positions in twenty-two different companies. The number of warrants in each company ranges between 5,000 and 375,000. The companies are primarily in the technology and healthcare industries and exhibit significant growth potential. The Company also is an investor in the Ben Franklin/Progress Capital Fund, a mezzanine debt fund, which has also invested in ICG along with eleven additional opportunities.
         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through thirteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timionium, Maryland, and financial services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania. In addition, the Company conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; Wilmington, Delaware and Raleigh, North Carolina; as well as business-to-business telemarketing through Procall Teleservices, Inc.; construction and development of assisted living communities through Progress Development Corp. and venture capital activities managed by Progress Capital Management, Inc. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC."
                                      ####